                              DEVELOPMENT AGREEMENT

                            Dated as of March 1, 1996


                                     between


                     DOUGLAS COUNTY DEVELOPMENT CORPORATION
                        A Corporation Organized Under the
                         Laws of the State of Colorado,

                              C. ROGER ADDLESPERGER
                         and such Owners of the Property
                   described herein as executed this Agreement

                                       and


                 CASTLE ROCK RANCH PUBLIC IMPROVEMENTS AUTHORITY
    A Nonprofit Corporation organized under the laws of the State of Colorado

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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II - DEVELOPMENT CHARGE OBLIGATION . . . . . . . . . . . . . . . . .   5
     Section 2.1    ESTABLISHMENT AND ACCEPTANCE OF THE DEVELOPMENT CHARGE
                    OBLIGATION . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE III - DEVELOPMENT CHARGE LIEN. . . . . . . . . . . . . . . . . . . .   6
     Section 3.1    GRANT OF DEVELOPMENT CHARGE LIEN . . . . . . . . . . . .   6

ARTICLE IV - COVENANTS OF TITLE. . . . . . . . . . . . . . . . . . . . . . .   7
     Section 4.1    COVENANTS OF TITLE . . . . . . . . . . . . . . . . . . .   7

ARTICLE V - DEVELOPMENT CHARGES. . . . . . . . . . . . . . . . . . . . . . .   8
     Section 5.1    COLLECTION OF DEVELOPMENT CHARGES. . . . . . . . . . . .   8
     Section 5.2    DETERMINATION OF DEVELOPMENT CHARGES . . . . . . . . . .   8
     Section 5.3    ADDITIONAL PROPERTY. . . . . . . . . . . . . . . . . . .   8
     Section 5.4    SALE OR LEASE OF THE PROPERTY. . . . . . . . . . . . . .   8
     Section 5.5    LIMITATIONS ON DEVELOPMENT CHARGE OBLIGATIONS. . . . . .   8
     Section 5.6    CERTIFICATION OF OUTSTANDING DEVELOPMENT CHARGES . . . .   9

ARTICLE VI - REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Section 6.1    GENERALLY. . . . . . . . . . . . . . . . . . . . . . . .  10
     Section 6.2    DEFAULTS BY ANY OWNER OF THE PROPERTY AND REMEDIES OF
                    THE DISTRICT . . . . . . . . . . . . . . . . . . . . . .  10
     Section 6.3    INTEREST PAYABLE UPON DEFAULT OF DEVELOPMENT CHARGE
                    OBLIGATION . . . . . . . . . . . . . . . . . . . . . . .  11
     Section 6.4    LIMITATIONS ON FORECLOSURE RIGHTS OF THE AUTHORITY . . .  11
     Section 6.5    METHODS OF FORECLOSURE . . . . . . . . . . . . . . . . .  11
     Section 6.6    OPTION AND RIGHT OF THE DISTRICT TO PURSUE SEPARATE OR
                    BULK FORECLOSURES; OTHER RIGHTS. . . . . . . . . . . . .  12
     Section 6.7    APPROVALS. . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE VII - EXTENSION OF LIEN TO ADDITIONAL PROPERTY . . . . . . . . . . .  14
     Section 7.1    AMENDMENT OR SUPPLEMENT TO INCLUDE ADDITIONAL PROPERTY .  14

ARTICLE VIII - GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . .  15
     Section 8.1    FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . .  15
     Section 8.2    BINDING NATURE OF THE DEVELOPMENT CHARGE LIEN. . . . . .  15
     Section 8.3    SEVERABILITY . . . . . . . . . . . . . . . . . . . . . .  15
     Section 8.4    EXECUTION IN COUNTERPARTS. . . . . . . . . . . . . . . .  15
     Section 8.5    FUTURE EXECUTION OF DOCUMENTATION. . . . . . . . . . . .  16
     Section 8.6    ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . .  16

     THIS DEVELOPMENT AGREEMENT (this "Development Agreement"), is made as of the 1st day of March, 1996, by and between DOUGLAS COUNTY DEVELOPMENT CORPORATION (the "Developer"), a corporation organized under the laws of the State of Colorado, C. ROGER ADDLESPERGER, and such other owners of the Property (as defined below) who execute this Development Agreement (the "Owners"), and CASTLE ROCK RANCH PUBLIC IMPROVEMENTS AUTHORITY (the "Authority"), a nonprofit corporation organized under the laws of the State of Colorado.


                                    RECITALS

     A. The Developer has been duly organized under the laws of the State of Colorado.

     B. The Authority is a nonprofit corporation organized to act for the benefit of Dawson Ridge Metropolitan District No. 5 (the "District").

     C. The District has entered into an Operating Agreement (the "Operating Agreement") and a Recreational Facilities Agreement (the "Recreational Facilities Agreement"), both dated as of March 1, 1996, and between the District and the Authority, and an Intergovernmental Agreement (the "Intergovernmental Agreement"), dated as of March 1, 1996, between the District and Dawson Ridge Metropolitan Districts Nos. 1-4 (the "Related Districts" and, together with the District, the "Dawson Ridge Districts").

     D. The Authority proposes to acquire, construct and install on behalf of the District certain public improvements consisting of parks and recreational facilities, together with all necessary, incidental and appurtenant properties, facilities, equipment and costs (the "Project"), all located or to be located within the Dawson Ridge Districts and which will benefit the Property (as defined below), and intends to issue bonds (the "Bonds") to finance the costs of such recreational facilities.

     E. The Dawson Ridge Districts are authorized to levy ad valorem taxes against all of the taxable property within the Dawson Ridge Districts, including that owned by the Developer and the Owners.

     F. The Dawson Ridge Districts anticipate requesting that the Town of Castle Rock, Colorado (the "Town") approve an amendment to the Service Plan of each of the Dawson Ridge Districts (the "Service Plan Amendment") to allow the Dawson Ridge Districts to levy fees and taxes required by the Operating Agreement and the Intergovernmental Agreement.

     G. The Developer and the Owners are the owners in fee simple of certain real property located within the Dawson Ridge Districts described in EXHIBIT A hereto (the "Property").

     H. It is proposed that, until the Service Plan Amendment is approved or the mill levy described in the Operating Agreement and the Intergovernmental Agreement is otherwise imposed in the maximum amount authorized therein, certain charges will be assessed upon the Property (said charges are hereinafter referred to as the "Development Charges") in an amount equivalent to the taxes proposed to be levied against the Property pursuant to the Operating Agreement and the Intergovernmental Agreement.

     I. The Dawson Ridge Districts have approved entering into an agreement imposing on the Property an assessment in lieu of taxes and have taken all action necessary and sufficient to authorize, approve and consent to the execution, delivery and performance of this Development Agreement.

     J. The Authority, the Owners and the Developer desire to provide for the imposition of the Development Charges against the Property.

     K. The Developer and the Owners desire to grant to the Authority, for the purpose of providing security for the payment of the Development Charges, a good and sufficient lien upon the Property, subject to no encumbrances other than the Permitted Encumbrances, under and pursuant to this Development Agreement.

     L. To facilitate the imposition and collection of the Development Charges the parties contemplate that this Development Agreement may be executed and recorded in counterparts.

     M. The Authority, the Owners and the Developer have taken all action necessary and sufficient to authorize, approve and direct the execution, delivery and performance of this Development Agreement.

     N. The Authority has authorized, approved and directed all actions to be taken by the District in connection with the assessment of the Development Charges.

     O. The payment of the Development Charges will be secured by this Development Agreement.

            NOW, THEREFORE, for and in consideration of the mutual premises and covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Unless the context otherwise requires, the following words and phrases shall have the following meanings:

            "Authority" means Castle Rock Ranch Public Improvements Authority, a nonprofit corporation organized under the laws of the State, and its successors and assigns.

            "Bonds" shall mean the Authority's Public Facilities Revenue Bonds Series 1996 issued in the aggregate original principal amount of $66,975,000.

            "Credit Enhancement Provider" shall mean BFC Guaranty Corp., a Delaware corporation.

            "Dawson Ridge Districts" shall mean the District and the Related Districts.

            "Development Agreement" means this Development Agreement, dated as of March 1, 1996, between the Authority, the Owners and the Developer.

            "Development Charges" means the payments in lieu of taxes herein described equal to the taxes proposed to be levied but not in fact levied under the Operating Agreement and the Intergovernmental Agreement allocated against the Property.

            "Development Charge Lien" means the lien upon the Property created pursuant to this Development Agreement.

            "Development Charge Obligation" means the obligation to pay the Development Charges with respect to the Property or the parcels, lots or tracts comprising the Property under this Development Agreement, together with interest as set forth in Section 6.3 hereof and all other costs of collection incurred by the Authority. The Development Charge Obligation is not a personal obligation of the Developer or any other owner of the Property or any parcel, lot or tract constituting a portion of the Property but is secured only by the Development Charge Lien.

            "Developer" means Douglas County Development Corporation, a corporation organized under the laws of the State of Colorado, and its successors and assigns.

            "District" means Dawson Ridge Metropolitan District No. 5, Douglas County, Colorado, a quasi-municipal corporation and a political subdivision organized under the laws of the State, and its successors and assigns.

            "Holder" means the owner or beneficiary of any mortgage, deed of trust or other lien securing construction or permanent financing of the Property or any portion thereof or any improvements thereon who provides written notice to the Authority of such Holder's lien and of an address where notices can be provided to the Holder.

            "Intergovernmental Agreement" means the Intergovernmental Agreement, dated as of March 1, 1996, between the District and the Related Districts.

            "Operating Agreement" means the Operating Agreement, dated as of March 1, 1996, between the District and the Authority.

            "Owners" means C. Roger Addlesperger, and such owners of the Property as execute this Development Agreement, and their successors and assigns hereunder.

            "Payment Date" means the date on which the Development Charges are due and payable, which shall be One Hundred Eighty (180) days after delivery of notice of the amount of Development Charges by the District to the Developer or any subsequent owner of the Property or of any parcel, lot or tract constituting a portion of the Property.

            "Penalty Rate" means fifteen percent (15%) per annum or such lower rate as shall at the time be the maximum lawful rate under the laws of the State and any applicable federal law.

            "Permitted Encumbrances" means, as of any particular time, (i) liens for taxes and assessments not then delinquent, (ii) the lien created by this Development Agreement, (iii) encumbrances and/or liens set forth on EXHIBIT B attached hereto, (iv) presently existing or future utility, access and other easements and rights-of-way, restrictions and exceptions which do not unreasonably interfere with or impair the use of the Property, (v) such minor defects, irregularities, encumbrances and clouds on title as normally exist with respect to property similar in character to the Property and which do not materially impair the value of the Property, and (vi) any lien or encumbrance recorded subsequent to this Development Agreement or made subordinate thereto.

            "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or any other person or any governmental authority or any agency, instrumentality or political subdivision thereof.

            "Project" means those certain public improvements consisting of recreational facilities, together with all necessary, incidental and appurtenant properties, facilities, equipment and costs, all located or to be located within the District and which will benefit the Property.

            "Related Districts" shall mean Dawson Ridge Metropolitan Districts Nos. 1-4, and their successors and assigns.

            "Service Plan Amendment" shall have the meaning described in Recital E hereto.

            "State" means the State of Colorado.

            "Town" means the Town of Castle Rock, Colorado.

                                  ARTICLE II

                        DEVELOPMENT CHARGE OBLIGATION

            Section 2.1 ESTABLISHMENT AND ACCEPTANCE OF THE DEVELOPMENT CHARGE OBLIGATION. Each parcel, lot or tract constituting a portion of the Property shall have a Development Charge Obligation under this Development Agreement equal to the amount of the Development Charges payable in respect of such parcel, lot or tract in accordance with Article V hereof, which obligation shall be secured by the Development Charge Lien created hereunder. The Developer and the Owners for and on behalf of themselves, their successors and assigns, hereby accept and acknowledge the Development Charge Obligation with respect to the Property, and agrees that the Property and each such parcel, lot or tract shall be bound thereby.

            Section 2.2 DEVELOPMENT CHARGE OBLIGATION FOR OTHER PARCELS. Developer shall use its best efforts to cause the owners of the property in the Dawson Ridge Districts not owned by the Developer (other than the Authority) to enter into agreements with the Authority substantially the same as this Development Agreement (except for this Section 2.2).

                                   ARTICLE III

                             DEVELOPMENT CHARGE LIEN

            Section 3.1 GRANT OF DEVELOPMENT CHARGE LIEN. In consideration of the Authority issuing the Bonds and undertaking the financial obligations set forth therein relating to the Project which will benefit the Property and the owners, residents, tenants and occupants thereof, and to secure the payment of the Development Charge Obligation in accordance with this Development Agreement and the performance of any and all other covenants, agreements, warranties and conditions of the Developer and the Owners contained in this Development Agreement, the Developer and the Owners do hereby ENCUMBER AND MORTGAGE unto the Authority, their successors and assigns, the Property, all situated in the County of Douglas, State of Colorado, and described in EXHIBIT A hereto, together with all improvements, fixtures and other property, real and personal, owned by the Developer or the Owners, which may belong to, or be or hereafter become a part thereof;

            TO HAVE AND TO HOLD THE SAME, together with all and singular the privileges and appurtenances thereunto belonging, including, but not limited to, all present and future improvements, and all easements, servient estates and rights-of-way thereunto belonging or which may be hereafter acquired or used or enjoyed therewith;

            SUBJECT, HOWEVER, TO THE CONDITION that the Development Charge Lien hereby granted shall automatically cease, terminate and be released upon the occurrence of any of the following events: (i) the Bonds are no longer outstanding and the Credit Enhancement Provider has consented to the release of the Development Charge Lien; (ii) the Credit Enhancement Provider has consented to the release of the Development Charge Lien and if, in the opinion of nationally recognized bond counsel, the release of the Development Charge Lien will not cause interest on the Bonds to be includable in gross income for federal income tax purposes, (iii) the Service Plan Amendment authorizing the imposition of the mill levy provided for in the Operating Agreement and the Intergovernmental Agreement has been formally approved by the Town; or (iv) if, in the opinion acceptable to the District of counsel acceptable to the District, the imposition of the mill levy as described in the Operating Agreement and the Intergovernmental Agreement is otherwise valid and enforceable without regard to the Service Plan Amendment. Upon the cessation of the Development Charge Lien, the Authority or its assigns shall execute and record all documents necessary to evidence the release of the Development Charge Lien of record.

                                   ARTICLE IV

                               COVENANTS OF TITLE

            Section 4.1 COVENANTS OF TITLE. The Developer and the Owners covenant and agree to and with the Authority that the Developer and the Owners hold all parcels, lots or tracts comprising the Property by title in fee simple, subject only to the Permitted Encumbrances; that they have good right and lawful authority to encumber and mortgage the same; that the Property is free and clear of all liens and encumbrances except Permitted Encumbrances; that the Developer and the Owners will warrant and defend the same against the lawful claims of all Persons; that the Developer and the Owners or their successors or assigns will timely pay all taxes and assessments, including the Development Charges, levied on the Property; and that the Developer and the Owners or their successors or assigns will pay all the reasonable costs, charges, attorneys fees and expenses incurred by the Corporation in any foreclosure action or other suit or proceeding, by reason hereof, and in case of failure to do so, the same shall become a part of the Development Charge Obligation of the Developer and the Owners and their successors or assigns, as the case may be, and shall be secured by the Development Charge Lien created hereunder.

                                    ARTICLE V

                               DEVELOPMENT CHARGES

            Section 5.1 COLLECTION OF DEVELOPMENT CHARGES. Until such time as the Development Charge Lien is released as provided in Article III above, the Authority shall be entitled to collect or cause to be collected in accordance with this Development Agreement the Development Charges payable in respect of the Property or any parcel, lot or tract constituting a portion of the Property, which charges shall be assessed and paid within fifteen (15) days after any applicable Payment Date.

            Section 5.2 DETERMINATION OF DEVELOPMENT CHARGES. Development Charges shall be assessed by the Authority against the Property in an annual amount equivalent to the amount the Dawson Ridge Districts would collect if they were to impose a mill levy (not to exceed 35 mills) against the Property pursuant to the Operating Agreement and the Intergovernmental Agreement (assuming for this purpose that they are effective at the maximum mill levy authorized thereunder) less the amount collected by any mill levy actually imposed by the Dawson Ridge Districts pursuant to such agreements. In the event of a change in the method for determining assessed value or the ratio of valuation for assessment, the maximum mill levy shall be adjusted to account for such revision so that the Development Charges imposed by the Authority shall be determined as if such change had not occurred. The total Development Charges to be imposed in any year by the Authority against the Property shall be determined by its Board of Directors but in no event shall such amount be less than the amount required to pay the "Additional Interest" as defined in the Indenture of Trust in regard to the Bonds to the extent that such amount can be levied with a levy not to exceed 35 mills.

            Section 5.3 ADDITIONAL PROPERTY. In the event that additional parcels, lots or tracts of land become a part of the Property by amendment or supplement to this Development Agreement, the Development Charge Obligation shall be assessed against each parcel, lot or tract relative to all Included Property served by the Project, such benefits to be determined in the manner set forth in Section 5.2 above.

            Each owner of the Property or any parcel, lot or tract constituting a portion of the Property shall pay its allocable share (as determined by the District) of the Development Charge within fifteen (15) days after the applicable Payment Date. The Authority shall cause billings to be sent to each owner of the Property or any parcel, lot or tract constituting a portion of the Property, setting forth the amount of the Development Charges required to be paid and the applicable Payment Date.

            Section 5.4 SALE OR LEASE OF THE PROPERTY. The Development Charge Lien shall be and remain a lien upon each parcel of the Property, subject to no encumbrances or lease of such parcel of the Property to any third party except those of the Permitted Encumbrances which are senior to the Development Charge Lien, whether such transaction shall be by lease, deed, contract for deed or other conveyance.

            Section 5.5 LIMITATIONS ON DEVELOPMENT CHARGE OBLIGATIONS. The Authority covenants, agrees and consents that if at any time the Property is comprised of more than one parcel, lot or tract, then each parcel, lot or tract constituting a portion of the Property shall be security for, and subject to an Development Charge Lien with respect to, only the Development Charges attributable to such parcel, lot or tract constituting a portion of the Property. The Authority further covenants, agrees and consents that the Development Charges collected by the Authority shall be used solely in a manner which would satisfy the financial obligations of the District under the Operating Agreement, the Intergovernmental Agreement, and the Recreational Facilities Agreement.

            Section 5.6 CERTIFICATION OF OUTSTANDING DEVELOPMENT CHARGES. Upon written request by the owner of the Property or any parcel, lot or tract constituting a portion of the Property, the District shall promptly provide such owner with a written certification specifying all currently outstanding Development Charges due and owing with respect to the Property or such parcel, lot or tract.

                                   ARTICLE VI

                                    REMEDIES

            Section 6.1 GENERALLY. For the purpose of determining the maximum amount of any default in the payment or satisfaction of the Development Charges for purposes of foreclosures under this Article VI, the total amount of the Development Charges subject to satisfaction by foreclosure at any time and from time to time shall be the total unpaid balance of the Development Charges attributable to the portion of the Property which is being foreclosed. No such foreclosure shall extinguish or in any manner limit the effectiveness of the Development Charge Lien as to any Development Charges subsequently assessed against the portion of the Property sold in the foreclosure or assessed against any other portion of the Property, and any purchaser at any such foreclosure shall take title to the portion of the Property that is sold subject to all the terms and provisions of this Development Agreement.

            Section 6.2 DEFAULTS BY ANY OWNER OF THE PROPERTY AND REMEDIES OF THE DISTRICT. Any one or more of the following shall be deemed to be a default with respect to any portion of the Property to which the same is applicable:

            (a) any default in the payment or satisfaction of the Development Charges or any part thereof with respect to such portion of the Property;

            (b) the attachment of, seizure of or levy upon such portion of the Property that is then subject to the Development Charge Lien pursuant to any legal process, if the same is not cured within thirty (30) days, except to the extent the Development Charge Lien hereunder is prior to the lien giving rise to such attachment, seizure or levy; or

            (c) a failure by any owner of such portion of the Property to pay, prior to delinquency, all taxes, assessments, whether general or special, governmental charges, utility charges, and all other charges of any kind whatsoever that may at any time be lawfully charged, assessed or levied with respect to such portion of the Property then owned by such Person, and which are secured by any prior lien or encumbrance thereon, or any portion thereof, or which may result in the creation of a prior lien or encumbrance upon such portion of the Property, in the event of nonpayment thereof (collectively, "Charges"); PROVIDED, HOWEVER, that such failure shall not constitute a default while such owner is contesting in good faith such Charges and takes such action as may be reasonably necessary to prevent issuance of a county treasurer's deed or other action that would defeat the Development Charge Lien created hereby.

            Upon the occurrence of any one or more of the foregoing defaults, the whole of the unpaid Development Charges with respect to the Property or any parcel, lot or tract constituting a portion of the Property then in default under this Section 6.2 or any part thereof, from time to time may, at the option of the Authority, and its agents, successors or assigns, be declared due and payable at once or at any time thereafter; while any such default shall continue, the Development Charge Lien securing such Development Charges then in default may be forthwith foreclosed upon by any of the methods provided by law in the manner and as in the case of a mortgage, and with the same effect as if the Development Charges then in default, or any part thereof, as elected from time to time by the Authority, its agents, successors or assigns, had matured and was then due and payable; provided, however, that the District, its agents, successors and assigns, shall be entitled only to foreclose the Development Charge Lien created under this Development Agreement against such parcel, lot or tract constituting a portion of the Property as shall be in default under this Section 6.2.

            Section 6.3 INTEREST PAYABLE UPON DEFAULT OF DEVELOPMENT CHARGE OBLIGATION. The Development Charges, if not paid when due or declared due hereunder, shall bear interest at a rate per annum which is equal to the Penalty Rate from the date of default until paid and the obligation to pay such interest shall be an additional Development Charge Obligation secured by the Development Charge Lien created hereunder and shall be added to and become a part of the Development Charges applicable to that portion of the Property then in default under this Article VI.

            Section 6.4 LIMITATIONS ON FORECLOSURE RIGHTS OF THE AUTHORITY. The right of the Authority, its agents, successors or assigns to make any declaration as aforesaid, however, is subject to the condition that if, prior to or within five days after such declaration (or ten days after such declaration if the Authority shall have received notice within such five-day period of an intent to cure), all overdue installments on the Development Charges then in default, together with the reasonable and proper charges, expenses and liabilities of the Authority or, its agents in connection therewith, shall either be paid by or for the account of the defaulting party or provisions satisfactory to the Authority shall be made for such payment, and all defaults (other than the payment of that part of the Development Charges due and payable solely by reason of such declaration) shall be made good or be secured to the satisfaction of the Authority or provision deemed by the Authority to be adequate shall be made therefor, then the District, its agents, successors or assigns shall thereafter refrain from making a declaration with respect to the default involved, or if such declaration has already been made, it shall be annulled in its entirety.

            Section 6.5 METHODS OF FORECLOSURE. Foreclosure of the Development Charge Lien securing payment of any Development Charges hereunder may be accomplished by court proceeding, and any foreclosure shall forever bar the Developer, or any Person then owning the Property or the lot, tract or parcel of the Property that is the subject of such foreclosure and all Persons claiming under any of the foregoing from all right and interest in the Property. Prior to commencement of any foreclosure, the Authority shall provide written notice of any uncured default hereunder to each Holder at the last address of such Holder in the records of the Authority, and any such Holder shall have the right to cure the default within ninety (90) days after receipt of such notice or one hundred and twenty-five (125) days after mailing of such notice, whichever is sooner. Upon the commencement of any foreclosure proceedings, the Authority shall be entitled to have a receiver appointed to take possession and charge of the parcels, lots or tracts constituting portions of the Property against which foreclosure has been instituted and to lease the subject premises or any part thereof and collect, receive and sequester any rentals, earnings, income, revenues, payments or moneys therefrom (as may be permitted by law) and may apply such amounts to the satisfaction of the Development Charges secured by the subject premises. Out of the proceeds of any foreclosure sale the Authority may deduct all reasonable costs, charges, attorneys' fees and expenses of foreclosure and/or suit and retain or be awarded all sums then chargeable to the parcel, lot or tract constituting a portion of the Property in default and render to the owner of such parcel, lot or tract, its lessees, grantees, successors or assigns, the surplus, if any, as their interest may appear. If such proceeds of foreclosure shall be insufficient to discharge in full the Development Charges of the parcel, lot or tract in default, the Authority, its agents, successors or assigns shall have no other legal recourse in law or in equity against the Developer or the Owners, their lessees, grantees, successors or assigns for the deficiency. If such proceeds of foreclosure shall exceed the amount necessary to discharge in full the Development Charges of the parcel, lot or tract in default, such excess shall be paid to the owner thereof; provided, however, that in the event that the Developer or the Owners shall have paid moneys to cure any default of the owner of the Property upon which foreclosure shall have occurred, the Developer or the Owners shall first be entitled to repayment of any such amount from the proceeds of such foreclosure. The Authority, its agents, successors or assigns shall have the right to enforce one or more remedies hereunder, or any other remedy the Authority may have successively or concurrently, including the right to foreclose the Development Charge Lien, with respect to the Property or any parcel, lot or tract constituting a portion of the Property, without thereby impairing the Development Charge Lien created herein on the remainder of the Property subject to the Development Charge Lien or without affecting the remedies of the Authority available with respect thereto.

            Section 6.6 OPTION AND RIGHT OF THE DISTRICT TO PURSUE SEPARATE OR BULK FORECLOSURES; OTHER RIGHTS. The Authority, its agents, successors or assigns, in its or their sole discretion, shall have the unrestricted, discretionary right, power, authority and option which it or they may exercise from time to time as herein provided consistent with the purpose hereof:

            (a) To foreclose hereunder at any time, in one proceeding, on all parcels, lots or tracts constituting portions of the Property then securing any Development Charges in default, or, in one or more proceedings, on the Property or any parcel, lot or tract constituting a portion of the Property remaining subject to the Development Charge Lien which then secures any Development Charges in default.

            (b) To foreclose hereunder at any time, in one proceeding, or concurrently in separate proceedings, in such order or sequence as it or they may select, on any parcels, lots or tracts constituting portions of the Property or combinations in bulk of such parcels, lots or tracts then securing any Development Charges in default which may be selected by the Authority, its agents, successors or assigns.

            (c) To select the order or sequence of any and all sales in any and all such proceedings as between any part, parcels or combinations in bulk of parcels of the

     Property, without regard to ownership or other junior interest, by lien or otherwise in the part or parcels it or they may select.

            (d) To reinstate the Development Charge Lien created hereunder as to the Property or any parcel, lot or tract constituting a portion of the Property, from time to time, on which foreclosure proceedings and a sale in pursuance thereof has not been consummated, on such terms and conditions as it or they may prescribe.

            Notwithstanding the foregoing, if the Authority shall foreclose upon any parcel, lot or tract constituting a portion of the Property then owned by the Developer or the Owners, the Authority shall at the same time foreclose upon all remaining parcels, lots or tracts constituting portions of the Property as to which the Development Charges secured thereby shall be in default.

            In case of each and every foreclosure, the remainder of the Property not sold at foreclosure or otherwise sold or released as herein provided shall remain encumbered by the Development Charge Lien created hereunder and shall not be affected in any way, pro rata or otherwise, by any prior foreclosure or election by the Authority, its agents, successors or assigns. No Person acquiring any interest in the Property covered by the Development Charge Lien created hereunder shall have the right to object to the exercise of any of the rights contemplated herein.

            PROVIDED, HOWEVER, THAT THE AUTHORITY, ITS AGENTS, SUCCESSORS AND ASSIGNS, MAY NOT AT ANY TIME FORECLOSE THE DEVELOPMENT CHARGE LIEN CREATED HEREUNDER AGAINST ANY PARCEL, LOT OR TRACT CONSTITUTING A PORTION OF THE PROPERTY FOR WHICH AND SO LONG AS THE DEVELOPMENT CHARGES WITH RESPECT TO SUCH PARCEL, LOT OR TRACT ARE CURRENT AND NOT IN DEFAULT.

            PROVIDED, FURTHER, THAT NOTHING HEREIN SHALL LIMIT OR AFFECT ANY STATUTORY RIGHTS OF THE DEVELOPER OR ANY OWNER OF THE PROPERTY PURSUANT TO THE LAWS OF THE STATE INCLUDING, WITHOUT LIMITATION, RIGHTS REGARDING REDEMPTION AND CURE OF DEFAULTS.

            Section 6.7 APPROVALS. Without affecting the remaining liability of any parcel, lot or tract constituting a portion of the Property for the payment of all or any part of the remainder of the Development Charges, and without affecting or impairing the Development Charge Lien created hereunder upon the remainder of the Property so secured for the full amount of any Development Charges then remaining unpaid, the Authority shall join in granting and approving any subdivision plats, condominium declarations, access and utility easements and any other restriction, easement, document or instrument necessary or advisable for the accomplishment of the development of the Property or its use, operation or enjoyment, if, in the opinion of the Authority, the same do not adversely affect the security for the Development Charge Obligation.

                                   ARTICLE VII

                    EXTENSION OF LIEN TO ADDITIONAL PROPERTY

            Section 7.1 AMENDMENT OR SUPPLEMENT TO INCLUDE ADDITIONAL PROPERTY. In the event that the Property may be enlarged by the addition of other lots, tracts or parcels of land that will benefit from the operation and maintenance of the Project by the Authority, the Authority and the owner of the additional land shall execute an amendment or supplement to this Development Agreement, or a separate Development Agreement, which shall cause the additional parcel(s) to be immediately subject to the Development Charge Lien created hereby and the terms and provisions hereof. In the event the Property is enlarged by the addition of other parcels of land, all Development Charges attributable to the Property, as enlarged, accruing after the date of inclusion of such additional parcel(s) shall be assessed among all parcels subject to such Development Charge Lien in the manner set forth in Section 5.2 above.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

            Section 8.1 FURTHER ASSURANCES. The Developer, the Owners and the Authority shall execute such additional documents, instruments of encumbrance and assurances as may be deemed necessary to perfect the lien on any of the real property and property rights encumbered herein or which shall be necessary or proper to effectuate the intentions of the parties thereto, or to confirm the full and proper authority of the Developer, the Owners and the Authority to enter into and perform this Development Agreement.

            Section 8.2 BINDING NATURE OF THE DEVELOPMENT CHARGE LIEN. The Developer and the Owners, their successors and assigns, and any and all Persons who purchase or acquire in any manner any interest in the Property, or any part thereof, shall be conclusively presumed to covenant, agree and acknowledge the validity of the Development Charge Lien created herein and the good and sufficient existence and validity of all facts and circumstances necessary to create the valid and binding Development Charge Lien created hereunder upon the Property. The Developer and the Owners and each such purchaser or Person shall likewise be conclusively presumed to have waived any real, personal or technical defense at law or in equity which might exist affecting the validity of the Development Charge Lien created hereunder or the right of the District or any of its agents, successors or assigns to foreclose the Development Charge Lien. These covenants, agreements, acknowledgements and waivers are and shall be presumed to be specifically made for the purpose of inducing the District to enter into the Operating Agreement and the Intergovernmental Agreement and to perform its financial obligations thereunder for the benefit of the Project and its corresponding benefit of the Property. Notwithstanding the foregoing or any other provision of this Development Agreement, nothing in this Development Agreement shall prohibit the Developer or the Owners and their successors and assigns from selling, leasing, encumbering or otherwise conveying all or any portion of the Property or any interest therein, but any such sale, lease, encumbrance or other conveyance shall be subject to all the terms and provisions of this Development Agreement except in the event this Development Agreement is subordinated thereto, either expressly in writing or as a matter of law.

            Section 8.3 SEVERABILITY. If any term or provision of this Development Agreement or the application thereof shall be judicially determined to be unenforceable or inoperative, such determination shall not affect the remaining parts or provisions hereof, the intention being to make each term and provision of this document valid and enforceable to the fullest extent permitted by law.

            Section 8.4 EXECUTION IN COUNTERPARTS. This Development Agreement may be executed and filed in any number of counterparts and with respect to the Property or any parcels, lots or tracts constituting portions of the Property, the counterparts so executed to be taken together and construed as a single execution and filing.

            Section 8.5 FUTURE EXECUTION OF DOCUMENTATION. This Development Agreement shall be duly executed, acknowledged, recorded and delivered prior to the actual levy of the Development Charges. Accordingly, the Developer, the Owners and the Authority expressly contract for the creation of the Development Charge Lien as a lien against and encumbrance upon the Property affected hereby to secure performance of the future Development Charge Obligation which shall arise upon the assessment of the Development Charges. This Development Agreement shall be fully enforceable in accordance with its terms as a contract contemplating creation of a future obligation.

            Section 8.6 ASSIGNMENT. This Development Agreement may be assigned by the Authority without the prior written consent of the owner(s) of the Property or any parcel, lot or tract constituting a portion of the Property.

            Section 8.7 GOVERNING LAW. This Development Agreement shall be governed by the laws of the State and shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Development Agreement to be executed in their names with their seals hereunto affixed and attested by their duly authorized officers. All of the above occurred as of the date first above written.


                                   CASTLE ROCK RANCH PUBLIC IMPROVEMENTS
                                   AUTHORITY, a nonprofit corporation
                                   organized under the laws of the State



                                   By: C. ROGER ADDLESPERGER
                                       --------------------------------------
                                       President


                                   DOUGLAS COUNTY DEVELOPMENT CORPORATION, a corporation organized under the laws of the State



                                   By: (ILLEGIBLE)
                                       --------------------------------------
                                       Authorized Officer

STATE OF COLORADO        )
                         ) ss.
COUNTY OF ARAPAHOE       )

     The foregoing instrument was acknowledged before me this 26th day of March, 1996 by C. Roger Addlesperger, as President, of Castle Rock Ranch Public Improvements Authority, a nonprofit corporation organized under the laws of the State of Colorado.

     WITNESS MY HAND and official seal.

     My commission expires:  11-13-99

[SEAL]
                                       JO ANN M. STOLTZ
                                       --------------------------------------
                                       Notary Public

                                               C. ROGER ADDLESPERGER


                                               C. ROGER ADDLESPERGER
                                               --------------------------



                     [Signature page to Development Agreement]

STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 28th day of March, 1996 by C. Roger Addlesperger, as _____________________ of Douglas County Development Corporation, a corporation organized under the laws of the State of Colorado.

     WITNESS MY HAND and official seal.

     My commission expires:

[SEAL]

                                        Notary Public

                                        C. ROGER ADDLESPERGER


                                        P. JOSEPH KNOPINSKI


                                        P. JOSEPH KNOPINSKI
                                        --------------------------------------



                     [Signature page to Development Agreement]

                                        JANNIE H. RICHARDSON






                    [Signature page to Development Agreement]

STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this ____ day of _____________, 1996 by C. Roger Addlesperger.

     WITNESS MY HAND and official seal.

     My commission expires:

[SEAL]

                                        Notary Public

STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this ____ day of _____________, 1996 by P. Joseph Knopinski.

     WITNESS MY HAND and official seal.

     My commission expires:

[SEAL]

                                        Notary Public

STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     The foregoing instrument was acknowledged before me this 28th day of March, 1996 by Jannie H. Richardson.

     WITNESS MY HAND and official seal.

     My commission expires:

[SEAL]

                                        Notary Public

                                    EXHIBIT A

                                  DAWSON RIDGE
                                LEGAL DESCRIPTION

A parcel of land lying in Sectons 21, 22, 27, 28, 29, 32, 33 and 34 of
Township 8 South, Range 67 West of the 6th Principal Meridian more particularly described as follows:
BEGINNING at the Center Quarter corner of said Section 32 and considering the westerly line of the Northeast Quarter of said Section 32 to bear
N 00DEG.5'38" E and all bearings contained herein relative thereto;
THENCE N 00DEG.05'38" E along the westerly line of said Northeast Quarter a distance of 2714.32 feet to the South Quarter corner of said Section 29;
THENCE N 00DEG.14'06" W along the westerly line of the Eash Half of said
Section 29 a distance of 5308.50 feet to the North Quarter corner of said
Section 29;
THENCE S 88DEG.37'18" E along the northerly line of said Section 29 a distance of 2661.22 feet to the Southwest Quarter corner of said Section 21; THENCE N 00DEG.23'27" E along the westerly line of the South Half of the Southwest Quarter of said Section 21 a distance of 1322.83 feet to the Northwest corner of said South Half of the Southwest Quarter;
THENCE S 89DEG.30'19" E along the northerly line of said South Half of the Southwest Quarter a distance of 2643.22 feet to the Center South 1/16 corner of said Section 21;
THENCE continuing S 89DEG.30'19" E along the Northerly line of the South Half of the Southeast Quarter of said Section 21 a distance of 2643.09 feet to the Northeast corner of said South Half of the Southeast Quarter;
THENCE N 89DEG.50'16" E a distance of 404.16 feet to the westerly right-of-way line of Twin Oaks Road;
THENCE S 02DEG.40'01" E along said Westerly right-of-way line a distance of
52.20 feet to the southerly right-of-way line of the Territorial road;
THENCE along said the southerly right-of-way line the following seven (7) course and distances;
     1. S 86DEG.42'49" E along a line tangent with the following described curve a distance of 109.24 feet;
     2. THENCE along the arc of a curve to the left a distance of 122.69 feet having a central angle of 28DEG.36'44", a radius of 245.68 feet and a chord bearing N 73DEG.23'40" E and a distance of 121.43 feet;
     3. THENCE N 59DEG.49'18" E along a line tangent with the previously described curve a distance of 23.23 feet;
     4.  THENCE 89DEG.00'53" E a distance of 174.23 feet;
     5. THENCE N 17DEG.42'35" E along a line non-tangent with the following described curve a distance of 139.28 feet;
     6. THENCE along the arc of a curve to the left having a central angle of 31DEG.52'31", a radius of 198.99 feet and chord bearing
         N 33DEG.38'37" E a distance of 109.28 feet and an arc length of
         110.70 feet;

     7. THENCE N 17DEG.42'35" E along a line tangent with the previously described curve a distance of 534.58 feet to the southerly right-of-way line of a Douglas Lane;
THENCE S 89DEG.53'22" E along said southerly right-of-way line a distance of 1599.42 feet to the westerly right-of-way line of the A.T. & S.F. Railroad; THENCE S 15DEG.43'30" W along said westerly right-of-way line a distance of 8675.16 feet to the northerly line of that parcel of land described in Book 108 at Page 242, Douglas County Clerk and Recorder's Office;
THENCE around said parcel the following three (3) course and distances;
     1.  N 89DEG.48'11" W a distance of 678.73 feet;
     2.  THENCE S 00DEG.44'59" W a distance of 600.54 feet;
     3. THENCE S 89DEG.03'33" E a distance of 515.85 feet to the westerly right-of-way line of A.T. & S.F. Railroad;
THENCE S 15DEG.43'30" W along said westerly right-of-way line a distance of
548.74 feet to the easterly line of said Section 33;
THENCE N 00DEG.23'36" E along said easterly line a distance of 226.92 feet; THENCE S 15DEG.45'37" W parallel with and 110.00 feet westerly from the centerline of A.T. & S.F. R.R. a distance of 788.62 feet to the southerly line of the North Half of said Section 33;
THENCE N 89DEG.09'35" W along said southerly line a distance of 5123.28 feet to the West Quarter corner of said Section 32;
THENCE S 89DEG.47'23" W a distance of 2623.48 feet to the POINT OF BEGINNING.

The official General Land Office (G.L.O.) plat of T.8S., R.67W. of the 6th P.M. approved by the Surveyor General of the G.L.O. on August 30, 1866 contains what would seem to be a scribing error in that where Section 29 and
Section 28 should be said plat shows Sections 31 and 32 respectively. The original G.L.O. field notes properly locate Section 29 to the east of Section 30 and Section 28 to the west of Section 27. All reference to said Sections 28 and 29 contained herein refer to those sections as correctly located in the original G.L.O. field notes.

Above described parcel contains 1883.312 acres, more of less.

EXCEPTING THEREOUT AND THEREFROM GOLF COURSE PARCELS A & B, AS FOLLOWS:

GOLF COURSE PARCEL A:

A parcel of land located in Sections 28, 29 and 21, all in Township 8 South Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

BEGINNING at the North quarter corner of said Section 29 whence the Northerly line of the East half of Section 29 bears S 88DEG.37'18" E a distance of 2661.22 feet; thence S 88DEG.37'18" E along said Northerly line a distance of 2661.22 feet; thence N 00DEG.23'27" E along the Westerly line of Section 21 a distance of 782.32 feet; thence S 37DEG.02'12" E a distance of 2474.11 feet; thence the following four courses along Dawson Ridge Filing A;

     1.  S 67DEG.47'53" W a distance of 128.79 feet;
     2.  S 39DEG.28'53" W a distance of 108.41 feet;
     3.  S 58DEG.24'13" E a distance of 228.53 feet;
     4.  N 83DEG.33'27" E a distance of 170.37 feet;

thence S 37DEG.02'12" E a distance of 1105.69 feet;
thence S 21DEG.08'57" E a distance of 2657.54 feet;
thence the following two courses along a parcel of land described by Book 695 at Page 459 of the Douglas County Clerk and Recorder's Office:

     1.  N 00DEG.19'26" W a distance of 1262.69 feet;
     2.  N 89DEG.22'02" W a distance of 4017.50 feet;

thence N 00DEG.14'06" W along the Westerly line of the East half of Section 29 a distance of 3543.76 feet to the point of beginning;

EXCEPTING from the above parcel the following parcels:

Dawson Ridge Filings A and B, all dedicated street rights of way;

ALSO EXCEPTING the following one acre parcel described as follows:

A parcel of land located in the East half of Section 29, Township 8 South, Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

Commencing at the North quarter corner of said Section 29;

thence South 00 degrees 14 minutes 06 seconds East along the westerly line of said East half of Section 29, a distance of 3267.55 feet to the point of beginning;

thence North 89 degrees 45 minutes 54 seconds East a distance of 208.71 feet; thence South 00 degrees 14 minutes 06 seconds East a distance of 208.71 feet; thence South 89 degrees 45 minutes 54 seconds West a distance of 208.71 feet; thence North 00 degrees 14 minutes 06 seconds West along said westerly line a distance of 208.71 feet to the point of Beginning.

County of Douglas,
State of Colorado

GOLF COURSE PARCEL B:

A parcel of land lying in Sections 22, 27, 28, 33 & 34, all in Township 8 South Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

COMMENCING at the Northeast corner of said Section 28 whence the Southeast corner of said Section 28 bears S 00DEG.22'18" E a distance of 5302.75 feet; thence N 53DEG.05'33" E a distance of 2071.05 feet to the point of beginning; thence S 84DEG.49'36" E a distance of 790.91 feet;
thence S 15DEG.43'30" W along the Westerly right of way line of the A.T. & S.F. Railroad a distance of 5019.66 feet;
thence along the following three courses along a parcel of land described by Book 1095 at Page 629 of the Douglas County Clerk and Recorder:


     1.   N 89DEG.22'05" W a distance of 2386.46 feet;
     2.   S 00DEG.19'29" E a distance of 308.79 feet;
     3.   S 89DEG.22'05" E a distance of 2298.04 feet;


thence S 15DEG.43'30" W along the Westerly right of way line of the A.T. & S.F. Railroad a distance of 2425.47 feet;
thence N 89DEG.48'11" W a distance of 678.73 feet;
thence S 00DEG.44'59" W a distance of 600.54 feet;
thence S 89DEG.03'33" E a distance of 515.85 feet;
thence S 15DEG.43'30" W a distance of 548.74 feet;
thence N 00DEG.23'36" E a distance of 226.92 feet;
thence S 15DEG.45'37" W a distance of 788.62 feet;
thence N 89DEG.09'35" W, along a South line of the North half of Section 33, a distance of 1062.26 feet;
thence N 00DEG.50'25" E a distance of 1475.80 feet;
thence N 56DEG.57'07" W a distance of 3202.16 feet;
thence N 21DEG.08'57" W a distance of 2657.54 feet;
thence along the following fifteen courses along Dawson Ridge Filing B;


     1. N 77DEG.53'15" E, non-tangent to the following described curve, a distance of 42.72 feet;

     2. along the arc of a curve to the right, having a central angle of 89DEG.23'40", a radius of 41.00 feet, the chord of which bears S 26DEG.49'54" W a distance of 57.68 feet and an arc length of 63.97 feet;

     3. N 71DEG.31'44" E, tangent to the previously described curve, a distance of 146.27 feet;

     4.   N 70DEG.13'51" E a distance of 110.35 feet;

     5. N 71DEG.31'4" E, tangent to the following described curve, a distance of 160.53 feet;

     6. along the arc of a curve to the right, having a central angle of 51DEG.49'07", a radius of 908.07 feet, the chord of which bears N 82DEG.33'43" W a distance of 793.56 feet and an arc length of 821.26 feet;

     7. S 51DEG.57'48" E, tangent to the previously and following described curves, a distance of 105.49 feet;

     8. along the arc of a curve to the right, having a central angle of 01DEG.47'42", a radius of 905.57 feet, the chord of which bears N 49DEG.05'17" W a distance of 28.37 feet and an arc length of 28.37 feet;

     9. S 48DEG.11'26" E, tangent to the previously and following described curves, a distance of 101.79 feet;

     10. along the arc of a curve to the right, having a central angle of 87DEG.30'40", a radius of 40.00 feet, the chord of which bears S 04DEG.26'06" E a distance of 55.33 feet and an arc length of 61.09 feet;

     11. S 47DEG.39'40" E non-tangent to the previously and following described curves, a distance of 120.18 feet;

     12. along the arc of a curve to the right, having a central angle of 92DEG.40'47", a radius of 40.00 feet, the chord of which bears N 85DEG.27'55" E a distance of 57.88 feet and an arc length of 64.70 feet;

     13. N 41DEG.48'34" E, non-tangent to the previously and following described curves, a distance of 80.00 feet;

     14. along the arc of a curve to the right, having a central angle of 92DEG.41'18", a radius of 40.00 feet, the chord of which bears N 01DEG.50'31" W a distance of 57.88 feet and an arc length of 64.71 feet to the point of compound curvature;

     15. along a curve, to the right having a central angle of 09DEG.19'56", a radius of 1740.00 feet, the chord of which bears N 49DEG.10'21" E a distance of 283.09 feet and an arc length of 283.40 feet;


thence along the following five courses along Dawson Ridge Filing A:

     1. S 36DEG.09'41" E, non-tangent to the previously described curve, a distance of 10.00 feet;

     2. N 53DEG.50'19" E, tangent to the following described curve, a distance of 1060.41 feet;

     3. along the arc of a curve to the left having a central angle of 21DEG.00'00", a radius of 2170.00 feet, the chord of which bears N 43DEG.20'19" E, a distance of 790.90 feet and an arc length of
          795.35 feet;

     4. N 32DEG.50'19" E, tangent to the previously and following described curves, a distance of 2182.25 feet;

     5. along the arc of a curve to the left, having a central angle of 12DEG.18'29", a radius of 1870.00 feet, the chord of which bears N 26DEG.41'04" E a distance of 400.94 feet and an arc length of 401.71 feet to the point of beginning;


EXCEPTING from the above parcel the following two parcels:

Exception 3:

A parcel of land located in a portion of Section 28, Township 8 South, Range 67 West of the Sixth Principal Meridian, City of Castle Rock, Douglas County, Colorado, being more particularly described as follows;

COMMENCING at the Southeast corner of said Section 28, whence the Northeast corner of said Section 28 bears N 00DEG.22'18" W a distance of 5302.75 feet; thence N 62DEG.23'09" W a distance of 660.85 feet, to the point of beginning; thence S 63DEG.50'19" W a distance of 144.71 feet;
thence N 26DEG.09'41" W a distance of 208.00 feet;
thence N 63DEG.50'19" E, non-tangent to the following described curve, a distance of 251.43 feet;

thence along the arc of a curve to the right, having a central angle of 29DEG. 26'30", a radius of 460.00 feet, the chord of which bears S 00DEG.59'57" W a distance of 233.78 feet and an arc length of 236.37 feet to the point of beginning;

Exception 4:

A parcel of land located in a portion of Section 28, Township 8 South, Range 67 West of the Sixth Principal Meridian, City of Castle Rock, Douglas County, Colorado, being more particularly described as follows:

COMMENCING at the Southwest corner of said Section 28, whence the North corner of said Section 28 bears N 00DEG.11'08" W a distance of 5299.57 feet; thence N 58DEG.37'49" E a distance of 3415.73 feet, to the point of beginning; thence N 04DEG.01'05" E a distance of 208.84 feet;
thence S 87DEG.59'38" E a distance of 208.71 feet;
thence S 04DEG.01'05" W a distance of 208.84 feet;
thence N 87DEG.59'38" W a distance of 208.71 feet to the point of beginning;

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS


     1. The lien of any deed of trust, mortgage, assignment of leases and rents, UCC financing statement or other security document now or hereafter securing financing of the Property or any portion thereof or any improvements thereon, which shall be expressly subordinate to this Development Agreement.

     2. Rights or claims of parties in possession not shown by the public records.

     3.     Easements, or claims of easements, not shown by the public records.

     4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments, and any facts which a correct survey and inspection of the premises would disclose and which are not shown by the public records.

     5. Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.

     6.     Taxes and assessments for 1996 and subsequent years.









                                     B-1